                         ANNUAL REPORT / OCTOBER 31 2000

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                   ACCENT IN PINK BY WASSILY KANDINSKY BOTH AS

                 AN ARTIST AND AS A THEORIST, KANDINSKY PLAYED A

                PIVOTAL ROLE IN THE DEVELOPMENT OF ABSTRACT ART.

                     HIS EXPLORATION OF THE POSSIBILITIES OF

                 ABSTRACTION MADE HIM ONE OF THE MOST IMPORTANT

               INNOVATORS IN MODERN ART. MANY OF THE COMPANIES IN

               WHICH THIS FUND INVESTS ARE ON THE CUTTING EDGE OF

                 TELECOMMUNICATIONS AND TECHNOLOGY, MAKING THEM

                               INNOVATORS AS WELL.

                      -------------------------------------

AIM Global Telecommunications and Technology Fund is for shareholders who seek long-term growth of capital by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications and technology services or equipment.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Telecommunications and Technology Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o During the fiscal year ended 10/31/00, the fund paid distributions of $3.1183 per Class A, Class B and Class C shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o In addition to returns as of the close of the fiscal year, found later in this report, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter which were: Class A shares, one year, 55.83%; five years, 21.87%; inception (1/27/92), 18.99%. Class B shares, one year, 57.75%; five years, 22.26%; inception (4/1/93), 20.58%. Class C shares, one year, 61.70%;
    inception (3/1/99), 52.93%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund involves greater risk and potential return than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
 [PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
  Robert H.         from the funds' board and will soon retire as A I M
   Graham,          Management Group's chairman after a long, successful career
Chairman of         in the investment industry. Ted has always shown the highest
the Board of        degree of integrity and commitment to excellence, and I have
  THE FUND          always admired him. I'm also proud to be part of the team
APPEARS HERE]       that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.


Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------

                                   THE CURRENT

                                   ENVIRONMENT

                              ILLUSTRATES THE VALUE

                                 OF PROFESSIONAL

                                MONEY MANAGEMENT.

                               KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                  EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



FUND POSTS STRONG RESULTS IN VOLATILE MARKET

TECHNOLOGY STOCKS HAVE BEEN EXTREMELY VOLATILE OVER THE PAST YEAR. HOW DID AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND PERFORM?
The fund produced solid results during the fiscal year ended October 31, 2000, despite intense market volatility. Class A shares reported a total return of 27.52%, Class B shares 26.87% and Class C shares 26.83%. These figures are at net asset value and do not include sales charges. The fund outpaced its benchmark, the S&P 500, which produced a total annual return of 6.08% during the same time frame.
    Your fund's performance for the fiscal year ended October 31 includes gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the fiscal year. More recently, performance has been affected by the sell-off in the technology sector and other market difficulties.

WHAT WERE THE MAJOR TRENDS IN EQUITY MARKETS OVER THE REPORTING PERIOD?
Stock markets worldwide entered 2000 with a roar, led by technology, media and telecommunications (TMT) stocks. This rally lasted until March, when inflation fears, rising interest rates and high stock-price valuations sparked a worldwide tech sell-off.
    Since spring, volatility has been the watchword. In May and June, global markets improved amid mounting evidence that the U.S. economy was slowing, reducing the chance that the U.S. Federal Reserve Board (the Fed) would continue to raise interest rates. But the market upturn was short-lived. In late summer and early fall, the markets plunged again as investors worried about rising oil prices, unrest in the Middle East and lower corporate earnings.
    September and October were especially rough months for technology stocks as many notable companies reported earnings and revenue misses, including Intel, Apple, Dell, Motorola and Lucent. On October 31, the tech-laden Nasdaq was down 17.20% year-to-date, falling 8.3% in October alone. According to The Wall Street Journal, this October was the worst for the Nasdaq since 1987, when the stock market declined precipitously.

HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?
We maintained our earnings-driven investment discipline, which helped us avoid companies in struggling sectors of the tech arena. For example, we steered clear of cellular-phone makers, mainframe-software companies, personal computer and semiconductor-equipment makers, and Internet content and advertising companies. Instead, we concentrated on companies in tech sectors that continue to show positive earnings, including data storage, optics and networking.

COULD YOU EXPLAIN THIS STRATEGY FURTHER?
The fund avoided some tech areas for a number of reasons. Mainframe software has seen declining earnings and sales as companies have focused on Web-based initiatives. Personal-computer sales have dipped as the consumer market has become saturated. Internet companies such as Yahoo! have struggled as Internet advertising revenue has dried up. In addition, we cut back on wireless-phone stocks because the transition to the next generation of handsets has not gone as quickly or as smoothly as anticipated.
    On the positive side, we have positioned the fund to take advantage of the high demand for data storage, the bright future of optical networking and increased spending in the networking/communications equipment areas. The move by many corporations to put their businesses on the Web has created an explosive demand for data storage and software to connect suppliers and users. A sector called optical networking (the transmission of data using photons of light carried over optical fibers instead of electrons carried over copper wires) also has boomed because of consumer and corporate demand for increased Internet bandwidth. And communications and networking companies continue to benefit from the ongoing build-out of computer networks and the Internet. Communication-integrated circuit makers, which are crucial to this build-out, have been a key focus for the fund.

IN WHAT OTHER AREAS DID THE FUND INVEST?
We added biotechnology holdings to the portfolio over the past six months, accounting for 5.95% of its total net assets as of October 31, 2000. Investor interest in the biotechnology industry surged in June, when the publicly funded Human Genome Project and a private company called Celera Genomics announced that they had completed sequencing of the human genome. This sequencing offers broad outlines of the thousands of genes

================================================================================
AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND VS. BENCHMARK INDEX

Total returns, excluding sales charges,
for year ended 10/31/2000
================================================================================
FUND CLASS A SHARES           27.52%

FUND CLASS B SHARES           26.87%

FUND CLASS C SHARES           26.83%

S&P 500                        6.08%
================================================================================


          See important fund and index disclosures inside front cover.

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

                                    [ARTWORK]

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

==========================================================================================================================
TOP 10 HOLDINGS                               TOP 10 INDUSTRIES                            TOP COUNTRIES
--------------------------------------------------------------------------------------------------------------------------
 1. Brocade Communications          5.75%      1. Computers                      16.77%     1. United States       86.95%
    Systems, Inc.                                 (Software & Services)
 2. Juniper Networks, Inc.          5.45       2. Communications Equipment       16.17      2. Canada               2.80
 3. Applied Micro Circuits Corp.    5.02       3. Electronics (Semiconductors)   15.04      3. Japan                2.20
 4. SDL, Inc.                       4.26       4. Computers (Peripherals)        12.24      4. Hong Kong            1.20
 5. Corning Inc.                    4.05       5. Computers (Networking)         11.77      5. United Kingdom       1.20
 6. Network Appliance, Inc.         3.62       6. Computers (Hardware)            6.26      6. Israel               0.74
 7. CIENA Corp.                     3.45       7. Biotechnology                   5.95      7. Bermuda              0.70
 8. Siebel Systems, Inc.            3.45       8. Telecommunications              4.86      8. Spain                0.66
                                                  (Cellular/Wireless)
 9. VERITAS Software Corp.          3.37       9. Equipment (Semiconductor)       2.82
10. Cisco Systems, Inc.             3.37      10. Electronics (Instrumentation)   1.13

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================================================

making up the human body. Eventually, the fully decoded human genome will provide scientists with a genetic roadmap, which may prove invaluable in fighting diseases, improving clinical outcomes and developing new drugs.
    As of October 31, 2000, the fund's biotech holdings included IDEC Pharmaceuticals, which develops treatments for cancer, autoimmune and inflammatory diseases; Incyte Genomics, which creates databases of all types of genes and proteins; and Human Genome Sciences, which focuses on finding genes involved in diseases.

WHAT STOCKS CONTRIBUTED TO THE FUND'S PERFORMANCE?
The fund focused on companies involved in data storage and the build-out of the Internet infrastructure:
o Brocade makes switches--high-speed computers that move information among networked devices--and related software. Customers Compaq, Dell, McDATA and Sequent account for about 70% of its sales.
o Juniper Networks makes high-speed Internet backbone routers used to direct data along phone-company networks.
o Applied Micro Circuits makes high-performance integrated circuits used to control the flow of voice and data transmissions across fiber-optic networks.
o SDL makes miniature laser equipment that lets customers send multiple light signals over a single fiber. Its customers include companies that operate large fiber-optic, cable TV and satellite communication networks.

WHAT'S YOUR OUTLOOK FOR THE NEAR TERM?
While we expect markets to remain volatile, the economic climate appears favorable for stocks. The U.S. unemployment rate is at its lowest level in three decades, consumer spending picked up in September, and except for higher oil prices, inflation is moderate. However, with the economy slowing, we may see continued volatility, especially in the tech sector. While broader economic issues may continue to roil technology stocks, we feel that the fund is well-positioned because of its earnings-driven investment discipline. This strategy has helped the fund avoid struggling areas of the tech market and focus on the sectors that are poised for growth.

                      -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                     available--electronic delivery of fund

                     reports and prospectuses. Soon, you can

                    read the same AIM report you are reading

                      now--online. Once you sign up for the

                     service, we will send you a link to the

                   report via e-mail. If you choose to receive

                   your reports online, you will not receive a

                     paper copy by mail. You may cancel the

                  service at any time by visiting our Web site.

                          Please visit our Web site at

                      www.aimfunds.com and go to "Your AIM

                    Account." Log into your account and then

                    click on the "View Other Account Options"

                      dropdown menu and select "eDelivery."

                      -------------------------------------

          See important fund and index disclosures inside front cover.

                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND VS. BENCHMARK INDEX

1/27/92-10/31/00

in thousands
================================================================================
              AIM GLOBAL TELECOMMUNICATIONS
                    & TECHNOLOGY FUND,              S&P 500
                     CLASS A SHARES                  INDEX
--------------------------------------------------------------------------------
1/27/92                 $ 9,525.00                $10,000.00
10/92                     9,300.00                 10,476.00
10/93                    14,284.00                 12,038.00
10/94                    15,287.00                 12,503.00
10/95                    14,848.00                 15,804.00
10/96                    15,887.00                 19,610.00
10/97                    18,700.00                 25,905.00
10/98                    18,109.00                 31,607.00
10/99                    30,358.00                 39,719.00
10/00                    38,712.00                 42,132.00

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A shares to a benchmark index. It is important to understand the difference between your fund and this index. An index measures the performance of a hypothetical portfolio. Your fund's total return, shown with the applicable sales charge, includes fund expenses and management fees. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. (Please note that the results for the S&P 500 are for the period 1/31/92-10/31/00.) If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of this index is intended to give you a general idea of how your fund performed compared to the stock market.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (1/27/92)              16.71%
  5 Years                          19.95
  1 Year                           21.45*
  *27.52%, excluding sales charges

CLASS B SHARES
  Inception (4/1/93)               17.88%
  5 Years                          20.33
  1 Year                           21.87*
  *26.87%, excluding CDSC

CLASS C SHARES
  Inception (3/1/99)               36.33%
  1 Year                           25.83*
  *26.83%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.



                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                        ANNUAL REPORT / FOR CONSIDERATION

                                    [ARTWORK]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME

If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

                                    [ARTWORK]


                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                        ANNUAL REPORT / FOR CONSIDERATION

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

--------------------------------------------------------------------------------
TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.
--------------------------------------------------------------------------------

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-86.95%

BIOTECHNOLOGY-5.95%

Amgen Inc.(a)                          342,000   $   19,814,625
---------------------------------------------------------------
PE Corp-Celera Genomics Group(a)       150,000       10,125,000
---------------------------------------------------------------
Cephalon, Inc.(a)                      394,000       21,128,250
---------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)          147,300        4,566,300
---------------------------------------------------------------
Human Genome Sciences, Inc.(a)         250,000       22,097,656
---------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)          248,000       48,639,000
---------------------------------------------------------------
Incyte Genomics, Inc.(a)             1,098,500       40,232,562
---------------------------------------------------------------
Millennium Pharmaceuticals,
  Inc.(a)                              200,000       14,512,500
===============================================================
                                                    181,115,893
===============================================================

COMMUNICATIONS EQUIPMENT-14.91%

CIENA Corp.(a)                       1,000,000      105,125,000
---------------------------------------------------------------
Corning Inc.                         1,611,000      123,241,500
---------------------------------------------------------------
Finisar Corp.(a)                       900,000       25,931,250
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,221,000       99,358,875
---------------------------------------------------------------
Redback Networks Inc.(a)               350,000       37,253,125
---------------------------------------------------------------
Scientific-Atlanta, Inc.               464,000       31,755,000
---------------------------------------------------------------
Sunrise Telecom Inc.(a)                388,400        9,661,450
---------------------------------------------------------------
Turnstone Systems, Inc.(a)           1,000,000       21,250,000
===============================================================
                                                    453,576,200
===============================================================

COMPUTERS (HARDWARE)-6.26%

Handspring, Inc.(a)                    500,000       36,156,250
---------------------------------------------------------------
McDATA Corp.-Class B(a)                245,000       20,423,047
---------------------------------------------------------------
Palm, Inc.(a)                        1,300,000       69,631,250
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              580,000       64,307,500
===============================================================
                                                    190,518,047
===============================================================

COMPUTERS (NETWORKING)-11.77%

Cisco Systems, Inc.(a)               1,900,000      102,362,500
---------------------------------------------------------------
Emulex Corp.(a)                        130,000       19,093,750
---------------------------------------------------------------
Exodus Communications, Inc.(a)         857,500       28,779,844
---------------------------------------------------------------
Juniper Networks, Inc.(a)              850,000      165,750,000
---------------------------------------------------------------
VeriSign, Inc.(a)                      320,000       42,240,000
===============================================================
                                                    358,226,094
===============================================================

COMPUTERS (PERIPHERALS)-12.24%

Brocade Communications Systems,
  Inc.(a)                              770,000      175,078,750
---------------------------------------------------------------
EMC Corp.(a)                           900,000       80,156,250
---------------------------------------------------------------
Network Appliance, Inc.(a)             925,000      110,075,000
---------------------------------------------------------------
SanDisk Corp.(a)                       133,000        7,146,672
===============================================================
                                                    372,456,672
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-15.85%

Ariba, Inc.(a)                         403,000       50,929,125
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Art Technology Group, Inc.(a)          200,000   $   12,550,000
---------------------------------------------------------------
BEA Systems, Inc.(a)                   500,000       35,875,000
---------------------------------------------------------------
Blue Martini Software, Inc.(a)         262,700        9,884,087
---------------------------------------------------------------
i2 Technologies, Inc.(a)               136,000       23,120,000
---------------------------------------------------------------
Inktomi Corp.(a)                       400,000       25,375,000
---------------------------------------------------------------
Oracle Corp.(a)                      2,600,000       85,800,000
---------------------------------------------------------------
Siebel Systems, Inc.(a)              1,000,000      104,937,500
---------------------------------------------------------------
StorageNetworks, Inc.(a)               100,000        6,343,750
---------------------------------------------------------------
VERITAS Software Corp.(a)              727,800      102,631,172
---------------------------------------------------------------
WatchGuard Technologies, Inc.(a)       500,000       25,000,000
===============================================================
                                                    482,445,634
===============================================================

ELECTRICAL EQUIPMENT-0.22%

Stratos Lightwave, Inc.(a)             255,500        6,754,781
===============================================================

ELECTRONICS (INSTRUMENTATION)-1.13%

Alpha Industries, Inc.(a)              300,000       11,962,500
---------------------------------------------------------------
Newport Corp.                          195,000       22,269,609
===============================================================
                                                     34,232,109
===============================================================

ELECTRONICS (SEMICONDUCTORS)-12.81%

Analog Devices, Inc.(a)                540,000       35,100,000
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)      2,000,000      152,875,000
---------------------------------------------------------------
GlobeSpan, Inc.(a)                     322,000       24,773,875
---------------------------------------------------------------
SDL, Inc.(a)                           500,000      129,625,000
---------------------------------------------------------------
TranSwitch Corp.(a)                    181,800       10,498,950
---------------------------------------------------------------
Triquint Semiconductor, Inc.(a)        965,800       37,002,213
===============================================================
                                                    389,875,038
===============================================================

EQUIPMENT (SEMICONDUCTOR)-2.82%

Broadcom Corp.-Class A(a)              386,100       85,858,988
===============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.61%

Genentech, Inc.(a)                     224,000       18,480,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.96%

PE Corp-PE Biosystems Group            250,000       29,250,000
===============================================================

SERVICES (DATA PROCESSING)-0.39%

Paychex, Inc.                          210,200       11,915,713
===============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.03%

Phone.com, Inc.(a)                     340,000       31,471,250
===============================================================
    Total Domestic Common Stocks
      (Cost $2,011,888,892)                       2,646,176,419
===============================================================

                                                     MARKET
                                      SHARES         VALUE
FOREIGN STOCKS-9.50%

BERMUDA-0.70%

TyCom, Ltd. (Communications
  Equipment)(a)                        631,200   $   21,145,200
===============================================================

CANADA-2.80%

Nortel Networks Corp.
  (Communications Equipment)           384,008       17,373,766
---------------------------------------------------------------
PMC-Sierra, Inc.
  (Electronics-Semiconductors)(a)      400,000       67,800,000
===============================================================
                                                     85,173,766
===============================================================

HONG KONG-1.20%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              5,700,000       36,543,146
===============================================================

ISRAEL-0.74%

Check Point Software Technologies
  Ltd. (Computers-Software &
  Services)(a)                         142,300       22,536,763
===============================================================

JAPAN-2.20%

Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                              2,001       18,210,081
---------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                     1,760       43,389,085
---------------------------------------------------------------
Softbank Corp. (Computers-Software
  & Services)                           90,000        5,402,557
===============================================================
                                                     67,001,723
===============================================================

                                                     MARKET
                                      SHARES         VALUE
SPAIN-0.66%

Telefonica S.A. (Telephone)(a)       1,058,409   $   20,182,976
===============================================================

UNITED KINGDOM-1.20%

Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                 8,754,003       36,433,193
===============================================================
    Total Foreign Stocks
      (Cost $141,309,176)                           289,016,767
===============================================================

MONEY MARKET FUNDS-2.84%

STIC Liquid Assets Portfolio(b)     43,161,491       43,161,491
---------------------------------------------------------------
STIC Prime Portfolio(b)             43,161,491       43,161,491
===============================================================
    Total Money Market Funds (Cost
      $86,322,982)                                   86,322,982
===============================================================
TOTAL INVESTMENTS-99.29% (Cost
  $2,239,521,050)                                 3,021,516,168
===============================================================
OTHER ASSETS LESS LIABILITIES-0.71%                  21,660,320
===============================================================
NET ASSETS-100.00%                               $3,043,176,488
_______________________________________________________________
===============================================================

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (Cost
  $2,239,521,050)                              $3,021,516,168
-------------------------------------------------------------
Foreign currencies, at value (Cost
  $17,659,876)                                     17,683,076
-------------------------------------------------------------
Receivables for:
  Investments sold                                 18,787,376
-------------------------------------------------------------
  Fund shares sold                                  6,152,844
-------------------------------------------------------------
  Dividends                                           736,891
-------------------------------------------------------------
Collateral for securities loaned                  266,427,893
-------------------------------------------------------------
Other assets                                           59,290
=============================================================
    Total assets                               $3,331,363,538
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            10,705,737
-------------------------------------------------------------
  Fund shares reacquired                            5,041,200
-------------------------------------------------------------
  Collateral upon return of securities loaned     266,427,893
-------------------------------------------------------------
Accrued advisory fees                               2,503,768
-------------------------------------------------------------
Accrued administrative services fees                   17,277
-------------------------------------------------------------
Accrued distribution fees                           2,315,581
-------------------------------------------------------------
Accrued trustees' fees                                  5,562
-------------------------------------------------------------
Accrued transfer agent fees                           789,774
-------------------------------------------------------------
Accrued operating expenses                            380,258
=============================================================
    Total liabilities                             288,187,050
=============================================================
Net assets applicable to shares outstanding    $3,043,176,488
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $1,513,595,156
_____________________________________________________________
=============================================================
Class B                                        $1,414,914,649
_____________________________________________________________
=============================================================
Class C                                        $  114,666,683
_____________________________________________________________
=============================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            49,453,461
_____________________________________________________________
=============================================================
Class B                                            48,513,942
_____________________________________________________________
=============================================================
Class C                                             3,932,626
_____________________________________________________________
=============================================================
Class A:
-------------------------------------------------------------
  Net asset value and redemption price per
    share                                      $        30.61
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $30.61 divided by
      95.25%)                                  $        32.14
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        29.17
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        29.16
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $222,447)                                     $ 48,231,809
------------------------------------------------------------
Dividends from affiliated money market funds       7,821,554
------------------------------------------------------------
Interest                                              68,831
------------------------------------------------------------
Security lending income                            1,737,797
============================================================
    Total investment income                       57,859,991
============================================================

EXPENSES:

Advisory fees                                     29,880,111
------------------------------------------------------------
Administrative services fees                         202,100
------------------------------------------------------------
Custodian fees                                       688,091
------------------------------------------------------------
Distribution fees -- Class A                       8,206,803
------------------------------------------------------------
Distribution fees -- Class B                      15,064,977
------------------------------------------------------------
Distribution fees -- Class C                         878,420
------------------------------------------------------------
Transfer agent fees                                5,525,139
------------------------------------------------------------
Trustees' fees                                        59,400
------------------------------------------------------------
Other                                                366,990
============================================================
    Total expenses                                60,872,031
============================================================
Less: Expenses paid indirectly                      (133,680)
------------------------------------------------------------
    Net expenses                                  60,738,351
============================================================
Net investment income (loss)                      (2,878,360)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:
------------------------------------------------------------
Net realized gain (loss) from:
  Investment securities                          420,256,806
------------------------------------------------------------
  Foreign currencies                              (3,463,153)
------------------------------------------------------------
  Option contracts written                         2,354,362
============================================================
                                                 419,148,015
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (13,360,812)
------------------------------------------------------------
  Foreign currencies                                (201,016)
============================================================
                                                 (13,561,828)
============================================================
Net gain on investment securities, foreign
  currencies and option contracts                405,586,187
============================================================
Net increase in net assets resulting from
  operations                                    $402,707,827
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (2,878,360)   $  (21,958,347)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              419,148,015       299,698,355
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (13,561,828)      537,434,434
==============================================================================================
    Net increase in net assets resulting from operations         402,707,827       815,174,442
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (122,942,635)      (23,149,236)
----------------------------------------------------------------------------------------------
  Class B                                                       (112,289,611)      (21,143,550)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,428,890)               --
----------------------------------------------------------------------------------------------
  Advisor Class*                                                    (257,983)         (150,968)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        376,834,670      (101,952,900)
----------------------------------------------------------------------------------------------
  Class B                                                        447,353,903       (72,208,921)
----------------------------------------------------------------------------------------------
  Class C                                                        121,591,284        11,141,603
----------------------------------------------------------------------------------------------
  Advisor Class*                                                  (2,868,709)       (5,609,698)
==============================================================================================
    Net increase in net assets                                 1,107,699,856       602,100,772
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,935,476,632     1,333,375,860
==============================================================================================
  End of year                                                 $3,043,176,488    $1,935,476,632
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,873,542,848    $  863,973,212
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                              --             5,534
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          387,652,541       275,954,959
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           781,981,099       795,542,927
==============================================================================================
                                                              $3,043,176,488    $1,935,476,632
______________________________________________________________________________________________
==============================================================================================
* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Telecommunications and Technology Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2000, undistributed net investment income was increased by $2,872,826, undistributed net realized gains decreased by $69,531,314 and paid in capital increased by $66,658,488 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into

   U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $202,100 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $3,251,404 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $8,206,803, $15,064,977 and $878,420, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,575,107 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended

October 31, 2000, AIM Distributors received $99,517 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $43,852 and reductions in custodian fees of $89,828 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $133,680.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to not less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $261,203,817 were on loan to brokers. The loans were secured by cash collateral of $266,427,893 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $1,737,797 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $4,037,708,251 and $3,385,749,431, respectively.
  The amount of unrealized appreciation (depreciation)of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 881,084,993
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (101,792,957)
=========================================================
Net unrealized appreciation of investment
  securities                                $ 779,292,036
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $2,242,224,132.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                         2000                            1999
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              ----------    -------------    -----------    -------------
Sold:
  Class A                                                     15,814,510    $ 575,875,480     42,637,825    $ 826,757,794
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     17,939,437      618,630,557      6,195,698      131,627,637
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                     4,043,413      141,415,869        544,069       12,490,317
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 92,071        3,241,706        664,975       14,200,299
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      3,700,530      113,714,341      1,233,567       21,142,757
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,497,829      102,890,796      1,176,293       19,479,129
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        70,053        2,060,345             --               --
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  7,925          250,992          8,588          150,375
=========================================================================================================================
Conversion of Advisor Class shares to Class A shares***
  Class A                                                        157,592        6,147,658             --               --
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (152,813)      (6,147,658)            --               --
=========================================================================================================================
Reacquired:
  Class A                                                     (8,920,012)    (318,902,809)   (49,011,051)    (949,853,451)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (8,251,217)    (274,167,450)   (11,052,108)    (223,315,687)
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (666,660)     (21,884,930)       (58,249)      (1,348,714)
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (6,114)        (213,749)      (900,945)     (19,960,372)
=========================================================================================================================
                                                              27,326,544    $ 942,911,148     (8,561,338)   $(168,629,916)
_________________________________________________________________________________________________________________________
=========================================================================================================================

*   Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------    -----------
Beginning of year                                                  --      $        --
--------------------------------------------------------------------------------------
Written                                                         6,250        5,281,438
--------------------------------------------------------------------------------------
Closed                                                         (5,250)      (4,026,952)
--------------------------------------------------------------------------------------
Expired                                                        (1,000)      (1,254,486)
======================================================================================
End of year                                                        --      $        --
______________________________________________________________________________________
======================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)       1999       1998(a)     1997(a)     1996(a)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  26.44    $  16.28    $  18.04    $  16.69    $  16.42
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.06(b)    (0.25)      (0.17)      (0.17)      (0.13)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   7.23       10.97       (0.39)       2.93        1.22
======================================================================================================================
    Total from investment operations                              7.29       10.72       (0.56)       2.76        1.09
======================================================================================================================
Less distributions from net realized gains                       (3.12)      (0.56)      (1.20)      (1.41)      (0.82)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  30.61    $  26.44    $  16.28    $  18.04    $  16.69
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                  27.52%      67.63%      (3.16)%     17.70%       7.00%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,513,595  $1,023,124    $713,904    $910,801  $1,204,428
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.63%(d)    1.77%       1.88%       1.84%       1.79%
======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.16%(d)   (1.11)%     (0.93)%     (1.06)%     (0.89)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            111%        122%         75%         35%         37%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)Calculated using average shares outstanding.
(b)Net investment income per share reflects dividend income recognized from the spin-off of Nortel Networks Corp. from BCE, Inc. of $0.49 per share.
(c)Does not include sales charges.
(d)Ratios are based on average daily net assets of $1,641,360,557.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2000(a)        1999      1998(a)     1997(a)      1996(a)
                                                              ----------    --------    --------    --------    ----------
Net asset value, beginning of period                          $    25.43    $  15.76    $  17.58    $  16.37    $    16.20
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.11)(b)   (0.35)      (0.25)      (0.25)        (0.23)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     6.97       10.58       (0.37)       2.87          1.22
==========================================================================================================================
    Total from investment operations                                6.86       10.23       (0.62)       2.62          0.99
==========================================================================================================================
Less distributions from net realized gains                         (3.12)      (0.56)      (1.20)      (1.41)        (0.82)
==========================================================================================================================
Net asset value, end of period                                $    29.17    $  25.43    $  15.76    $  17.58    $    16.37
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                    26.87%      66.84%      (3.67)%     17.15%         6.46%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,414,915    $898,400    $614,715    $805,535    $1,007,654
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                             2.13%(d)    2.28%       2.38%       2.34%         2.29%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.34)%(d)  (1.62)%     (1.43)%     (1.56)%       (1.39)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                              111%        122%         75%         35%           37%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Net investment income per share reflects dividend income recognized from the spin-off of Nortel Networks Corp. from BCE, Inc. of $0.49 per share.
(c)Does not include contingent deferred sales charges.
(d)Ratios are based on average daily net assets of $1,506,497,660.

                                                                         CLASS C
                                                              -----------------------------
                                                                             MARCH 1, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED       COMMENCED)
                                                              OCTOBER 31,    TO OCTOBER 31,
                                                                2000(a)           1999
                                                              -----------    --------------
Net asset value, beginning of period                           $  25.43         $ 19.23
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(b)                                 (0.11)(b)       (0.11)
-------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           6.96            6.31
===========================================================================================
    Total from investment operations                               6.85            6.20
===========================================================================================
Less distributions from net realized gains                        (3.12)             --
===========================================================================================
Net asset value, end of period                                 $  29.16         $ 25.43
___________________________________________________________________________________________
===========================================================================================
Total return(c)                                                   26.83%          32.24%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $114,667         $12,352
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets                            2.13%(d)        2.28%(e)
===========================================================================================
Ratio of net investment income (loss) to average net assets       (0.34)%(d)      (1.62)%(e)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                             111%            122%
___________________________________________________________________________________________
===========================================================================================

(a)Calculated using average shares outstanding.
(b)Net investment income per share reflects dividend income recognized from the spin-off of Nortel Networks Corp. from BCE, Inc. of $0.49 per share.
(c)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)Ratios are based on average daily net assets of $87,842,049.
(e)Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Telecommunications and Technology Fund and Board of Trustees of AIM Investment
                       Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Telecommunications and Technology Fund at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 18, 2000

BOARD OF TRUSTEES                          OFFICERS                             OFFICE OF THE FUND
C. Derek Anderson                          Robert H. Graham                     11 Greenway Plaza
Senior Managing Partner,                   Chairman and President               Suite 100
Plantagenet Capital                                                             Houston, TX 77046
Management, LLC (an investment             Dana R. Sutton
partnership); Chief Executive Officer,     Vice President and Treasurer         INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)               Melville B. Cox                      A I M Advisors, Inc.
                                           Vice President                       11 Greenway Plaza
Frank S. Bayley                                                                 Suite 100
Partner, law firm of                       Gary T. Crum                         Houston, TX 77046
Baker & McKenzie                           Vice President
                                                                                TRANSFER AGENT
Robert H. Graham                           Carol F. Relihan
President and Chief Executive Officer,     Vice President and Secretary         A I M Fund Services, Inc.
A I M Management Group Inc.                                                     P.O. Box 4739
                                           Mary J. Benson                       Houston, TX 77210-4739
Ruth H. Quigley                            Assistant Vice President and
Private Investor                           Assistant Treasurer                  CUSTODIAN

                                           Sheri Morris                         State Street Bank and Trust Company
                                           Assistant Vice President and         225 Franklin Street
                                           Assistant Treasurer                  Boston, MA 02110

                                           Nancy L. Martin                      COUNSEL TO THE FUND
                                           Assistant Secretary
                                                                                Kirkpatrick & Lockhart LLP
                                           Ofelia M. Mayo                       1800 Massachusetts Avenue, N.W.
                                           Assistant Secretary                  Washington, D.C. 20036-1800

                                           Kathleen J. Pflueger                 COUNSEL TO THE TRUSTEES
                                           Assistant Secretary
                                                                                Paul, Hastings, Janofsky & Walker LLP
                                                                                Twenty Third Floor
                                                                                555 South Flower Street
                                                                                Los Angeles, CA 90071

                                                                                DISTRIBUTOR

                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046

                                                                                AUDITORS

                                                                                PricewaterhouseCoopers LLP
                                                                                160 Federal Street
                                                                                Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 3.26% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $228,777,770 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                 THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS



DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS                 A I M Management Group Inc. has provided
                                                                                          leadership in the mutual fund industry
       MORE AGGRESSIVE                         MORE AGGRESSIVE                            since 1976 and managed approximately
                                                                                          $183 billion in assets for more than eight
AIM Small Cap Opportunities(1)          AIM Latin American Growth                         million shareholders, including
AIM Mid Cap Opportunities(2)            AIM Developing Markets                            individual investors, corporate clients
AIM Large Cap Opportunities(3)          AIM European Small Company                        and financial institutions, as of
AIM Emerging Growth                     AIM Asian Growth                                  September 30, 2000.
AIM Small Cap Growth(4)                 AIM Japan Growth                                      The AIM Family of Funds--Registered
AIM Aggressive Growth                   AIM International Emerging Growth                 Trademark-- is distributed nationwide,
AIM Mid Cap Growth                      AIM European Development                          and AIM today is the eighth-largest
AIM Small Cap Equity                    AIM Euroland Growth                               mutual fund complex in the United States
AIM Capital Development                 AIM Global Aggressive Growth                      in assets under management, according to
AIM Constellation                       AIM International Equity                          Strategic Insight, an independent mutual
AIM Dent Demographic Trends             AIM Advisor International Value                   fund monitor.
AIM Select Growth                       AIM Global Trends                                     AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                    AIM Global Growth                                 one of the world's largest independent
AIM Weingarten                                                                            financial services companies with $414
AIM Mid Cap Equity                            MORE CONSERVATIVE                           billion in assets under management as of
AIM Value II                                                                              September 30, 2000.
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                  MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Advisor Flex                        AIM Global Resources
                                        AIM Global Financial Services
      MORE CONSERVATIVE                 AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                              MORE CONSERVATIVE

                               FIXED-INCOME FUNDS



TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        GTL-AR-1
A I M Distributors, Inc.